UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No. ___)

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☐	Definitive Proxy Statement
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☐	Soliciting Material under §240.14a-12

ATSI COMMUNICATIONS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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ATSI COMMUNICATIONS, INC.
3201 CHERRY RIDGE
BUILDING C, SUITE 300
SAN ANTONIO, TEXAS 78230

NOTICE OF SOLICITATION FOR ACTION
TO BE TAKEN BY WRITTEN CONSENT IN LIEU
OF A MEETING OF STOCKHOLDERS

To the Stockholders of ATSI Communications, Inc.:

Attached hereto is a solicitation statement which solicits the written consent of the stockholders of ATSI Communications, Inc., a Nevada corporation (the “Corporation”) to authorize and approve an amendment to the Corporation’s Articles of Incorporation to change the name of the Corporation to Digerati Technologies, Inc.  The amendment to the Corporation’s Articles of Incorporation to change the name of the Corporation to Digerati Technologies, Inc. is described in detail in the solicitation statement attached to this notice.  If approved by the stockholders of the Corporation, the Board of Directors will have the authority to change the name of the Corporation without future stockholder approval of such change, except as may otherwise be required by the Corporation’s Articles of Incorporation, the rules of any securities exchange on which the Corporation’s securities are listed or applicable law.

The solicitation of written consents is being made by the Corporation’s Board of Directors.  The Board of Directors approved and recommended that the stockholders of the Corporation approve the amendment to the Corporation’s Articles of Incorporation to change the name of the Corporation to Digerati Technologies, Inc. on December 13, 2010.

Stockholders are urged to read and to consider carefully the information contained in this solicitation statement.

After reading this solicitation statement, please date, sign and deliver promptly to the Corporation the enclosed consent, for which a pre-addressed return envelope is provided. This solicitation statement is first being mailed to stockholders of the Corporation on or about January 28, 2011.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Arthur L. Smith
San Antonio, Texas	Arthur L. Smith
January 28, 2011	President

ATSI COMMUNICATIONS, INC.
SOLICITATION
FOR
STOCKHOLDER ACTION BY WRITTEN CONSENT

GENERAL INFORMATION

PRIOR REVIEW

Although copies of these solicitation materials have been filed with and examined by the Securities and Exchange Commission (the “Commission”), such filing and examination by the Commission does not represent and shall not be deemed to be a finding that the materials are accurate or complete or not false and misleading or that the Commission has passed upon the merits of or approved any statement contained in these materials or any matter to be acted upon by the stockholders.  No representation to the contrary has been made or should be implied.  A representation to the contrary is a criminal offense.

PROCEDURE

Under Section 78.390 of the Nevada Corporations Code, stockholders of the Corporation must approve an amendment to the Corporation’s Articles of Incorporation to change the name of the Corporation.  Under Section 78.320 of the Nevada Corporations Code, as well as the Corporation’s bylaws, any action that may be taken at an annual or special meeting of stockholders may be taken without a meeting, without prior notice and without a vote, if a majority of the holders of outstanding stock entitled to vote consent in writing to such action and if written notice of such action is delivered to the stockholders who fail to provide consent.  To eliminate the cost and time associated with holding a special meeting of stockholders and to effect the amendment to the Corporation’s Articles of Incorporation to change the name of the Corporation as early as possible, the Board of Directors voted to proceed with the amendment by obtaining the written consent of the holders of a majority of shares of the Corporation’s outstanding Common Stock.

In this solicitation of consents, written and unrevoked consents from holders of record of a majority of the issued and outstanding shares of Common Stock as of the Record Date (as hereinafter defined) must be delivered to the Corporation to approve the amendment to the Articles of Incorporation to change the name of the Corporation.

RECORD DATE AND VOTING RIGHTS

The Board of Directors of the Corporation has fixed the close of business on January 18, 2011 (the “Record Date”) as the date for the determination of stockholders entitled to approve the proposed amendment to the Corporation’s Articles of Incorporation to change the name of the Corporation to Digerati Technologies, Inc.  As of the Record Date, the Corporation had 53,302,887 shares of Common Stock issued and outstanding.

Each share of Common Stock is entitled to one vote per share in connection with the matters described above.  Pursuant to applicable Nevada law, there are no dissenter’s or appraisal rights relating to the amendment to the Corporation’s Articles of Incorporation to change the name of the Corporation to Digerati Technologies, Inc.

DELIVERY OF CONSENTS

The Board of Directors requests that each stockholder complete, date and sign the consent enclosed with this solicitation statement and deliver the consent in the return envelope provided.  The consent should be returned as soon as possible and, in any event, not later than March 9, 2011.  Any consent received by the Corporation after March 9, 2011 will not be counted and will be treated as votes against the amendment to the Articles of Incorporation to change the name of the Corporation to Digerati Technologies, Inc.

REVOCABILITY OF CONSENTS

Any consent executed and delivered by a stockholder may be revoked at any time by marking, dating, signing and delivering to the Secretary of the Corporation a written revocation before March 9, 2011.  A revocation may be in any written form validly signed by the record holder as long as it clearly states that the consent previously given is no longer effective.  The delivery of a subsequently dated consent which is received before March 9, 2011 and is properly marked, dated, signed and delivered to the Corporation will constitute a revocation of an earlier consent.

VOTING PROCEDURES

The amendment to the Articles of Incorporation to change the name of the Corporation to Digerati Technologies, Inc. will be adopted when properly completed and unrevoked consents are signed and submitted to the Corporation by stockholders of record holding a majority of the voting power of the outstanding shares of Common Stock.  Because a consent to corporate action is effective only if expressed by stockholders of record holding a majority of the voting power of the outstanding shares of Common Stock, the failure to deliver a consent before March 9, 2011, or the revocation of a previously delivered consent before March 9, 2011 will have the same effect as withholding consent.

Abstentions and “broker non-votes” (shares held of record by brokers or nominees which are not voted on a particular matter because the broker or nominee has not received voting instructions from the beneficial owner of such shares and does not have discretionary voting power with respect to that matter) have the same effect as not delivering a consent to the amendment to the Articles of Incorporation to change the name of the Corporation to Digerati Technologies, Inc.

If the amendment to the Articles of Incorporation to change the name of the Corporation to Digerati Technologies, Inc. is approved by stockholders, the Corporation will promptly give written notice thereof to all stockholders who have not consented.

COSTS OF SOLICITATION

The Corporation will pay the expenses of printing, assembling and mailing this solicitation statement.  The Corporation will also reimburse brokerage firms and nominees for out-of-pocket expenses incurred in sending these solicitation materials to, and obtaining instructions from, beneficial owners.

RECOMMENDATION OF THE BOARD OF DIRECTORS

The Board of Directors of the Corporation unanimously recommends that you consent to the proposed amendment to the Articles of Incorporation to change the name of the Corporation to Digerati Technologies, Inc.  Our current name does not adequately reflect the nature of our current business and operations.  We believe that the new name will increase the brand recognition of our products and services and will be more recognizable.  We intend to undertake a marketing campaign in connection with the name change to increase the public awareness of our products and services.  The name change will not affect the rights of our stockholders.

VOTING SECURITIES AND OWNERSHIP THEREOF
BY CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table lists the beneficial ownership of shares of our Common Stock by (i) all persons and groups that own beneficially more than 5% of the outstanding shares of our Common Stock, (ii) each of our directors or nominees for director, (iii) each person who held the office of Chief Executive Officer at any time during the fiscal year ended July 31, 2010, (iv) our two most highly compensated executive officers other than our Chief Executive Officer who were serving as executive officers on July 31, 2010 and to whom we paid more than $100,000 in compensation during the last fiscal year and (v) all directors and officers as a group.  None of our directors, nominees or officers owns any equity security issued by our subsidiaries.  Information with respect to our officers, directors and their families is as of January 19, 2011 and is based on our books and records and information obtained from each individual.  Information with respect to our other stockholders is based upon the Schedule 13D or Schedule 13G filed by such stockholders with the Securities and Exchange Commission.  Unless otherwise stated, the business address of each individual or group is the same as the address of our principal executive office.

Name	Description	Sole Voting or Investment Power	Shared Voting or Investment Power	Total Beneficial Ownership	Percent Of Class[1]

Arthur L. Smith	President, Chief Executive Officer and Director	5,255,222	-0-	5,255,222	8.7%
Antonio Estrada, Jr.	Senior Vice President Finance and Controller	4,703,161	-0-	4,703,161	7.8%
Ruben R. Caraveo	Senior Vice President Sales and Operations	4,517,612	-0-	4,517,612	7.5%
John R. Fleming	Director	3,016,757	-0-	3,016,757	5.0%
Murray R. Nye	Director	3,016,757	-0-	3,016,757	5.0%
All Officers and Directors as a Group		20,509,509	-0-	20,509,509	34.1%

1  Based on the number of shares outstanding as of the Record Date plus, with respect to each individual, the number of shares with respect to which they had options or other rights to acquire within sixty (60) days after the Record Date.

DELIVERY OF DOCUMENTS TO SECURITY HOLDERS
SHARING AN ADDRESS

Unless we have received contrary instructions, only one copy of this Solicitation Statement (or Notice of Internet Availability of Solicitation Statement) is being delivered to two or more stockholders who share an address.  We will provide additional copies of this Solicitation Statement (or Notice of Internet Availability of Solicitation Statement) to any stockholder upon written or oral request delivered to us at:

ATSI Communications, Inc.
Attn:  Secretary
3201 Cherry Ridge
Building C, Suite 300
San Antonio, Texas 78230
Tel: (210) 614-7240
Fax: (210) 614-7264

Any stockholder who would like to request a separate Annual Report to Stockholders, Proxy Materials, Information Statements or Notices of Internet Availability in the future may do so by written request delivered to the address set forth above.  If stockholders that share an address receive more than one copy of this Solicitation Statement (or Notice of Internet Availability of this Solicitation Statement), they may request that a single copy of any future our Annual Report to Stockholders, Proxy Materials, Information Statements or Notices of Internet Availability be sent by written request delivered to us at the same address.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF SOLICITATION MATERIALS FOR THE ACTION TO BE TAKEN IN LIEU OF A MEETING ON OR ABOUT MARCH 9, 2011

The Solicitation Statement and Consent Form are available online at https://www.atsi.net/proxyvote.pdf.

By Order of the Board of Directors,

/s/ Arthur L. Smith
Arthur L. Smith
President

Dated:	San Antonio, Texas
January 28, 2011

APPENDIX

ATSI COMMUNICATIONS, INC.

March 9, 2011

THIS CONSENT IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

Please sign, date and mail your consent form in the envelope provided as soon as possible.

↓ Please detach along perforated line and mail in the envelope provided. ↓

00000030000000000000 7   030911

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

The undersigned stockholder of ATSI Communications, Inc., a Nevada corporation (the "Corporation"), acting pursuant to Section 78.320 of the Nevada Corporations Code, as amended, and in lieu of a special meeting of the stockholders, hereby consents to, does not consent to or abstains from the following action and resolution:

	CONSENTS	DOES NOT CONSENT	ABSTAINS
RESOLVED, that the Corporation's Articles of Incorporation, as heretofore amended, be amended to change the name of the Corporation from ATSI Communications, Inc. to Digerati Technologies, Inc.	☐	☐	☐

THIS CONSENT MUST BE RETURNED BY MARCH 9, 2011. THIS CONSENT, WHEN PROPERLY EXECUTED AND DELIVERED AND UNLESS TIMELY REVOKED, WILL BECOME EFFECTIVE WHEN SUFFICIENT CONSENTS ARE RECEIVED BY THE CORPORATION TO APPROVE THE APPROPRIATE CORPORATE ACTION.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

Signature of Shareholder ______ Date: ______ Signature of Shareholder ______ Date: ______

Note: Please sign exactly as your name or names appear on this Consent. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

ATSI COMMUNICATIONS, INC.

March 9, 2011

CONSENT OF STOCKHOLDERS IN LIEU OF A SPECIAL MEETING

THIS CONSENT MUST BE RETURNED BY MARCH 9, 2011

THIS CONSENT IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

(Continued and to be signed on the reverse side.)

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